Exhibit 99.2

September 12, 2016 Lender Presentation

Disclaimers Forward-Looking Statements and Preliminary Results This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are based on management’s beliefs and assumptions and information currently available to management and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future results, and that actual results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those “Risk factors” in our annual report on Form 10-K, for the fiscal year ended January 31, 2016, filed on March 18, 2016 and those described from time to time in our, and HD Supply, Inc.’s, other filings with the U.S. Securities and Exchange Commission, which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Estimates for Net sales are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end adjustments. Any variation between HD Supply’s actual results and the preliminary financial data set forth herein may be material. Non-GAAP Financial Measures HD Supply supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share and Free Cash Flow. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures.”

Agenda 1. Transaction Overview Bank of America Merrill Lynch 3. Financial Update Evan Levitt Senior Vice President and Chief Financial Officer 2. Business Update Joseph J. DeAngelo Chairman and Chief Executive Officer

HD Supply, Inc. (“HDS” or the “Company”) intends to refinance all of its existing $1.275 billion 7.500% Senior Unsecured Notes due 2020 (“Feb. 2013 Sr. Notes”) with $550 million in Incremental Term Loan B (“New Incremental Term Loan B”), $600 million of draw on the ABL Revolver, and $228 million of cash from the balance sheet The New Incremental Term Loan B will have a 7-year maturity The transaction will also require a one-time waiver of the 3.25x restricted payments ratio in the existing credit agreement, which allows for secured indebtedness to refinance unsecured indebtedness subject to being at or below 3.25x secured leverage (pro forma, this transaction will result in 3.4x net secured leverage) Additionally, HDS will amend the credit agreement to reduce the LIBOR floor to 0.00% on the existing $844 million Term Loan B tranche and reset the ECF sweep to apply to fiscal year 2017 Lenders will be offered a consent fee of 10 bps A conditional call notice has been issued for the Feb. 2013 Sr. Notes The debt refinancing transaction will allow the Company to reduce its annual interest burden by approximately $60 - $65 million and extend its maturity profile1 Reduce Interest and Extend Maturity with Similar Terms ($ in millions) Sources of Funds Uses of Funds ABL Revolver Draw $600 Redeem Existing Feb. 2013 Sr. Notes $1,275 Call Premium 48 New Incremental Term Loan B 550 Accrued Interest 48 Total Sources $1,378 Total Uses $1,378 Original Issue Discount on New Incremental Term Loan B 3 Available Cash 228 Estimated Fees and Expenses 4 1: Based on management expectations Transaction Overview

Pro Forma Capitalization Overview

HDSUPPLY

Capitalization[1]	Coupon / Rate	Maturity	7/31/2016	Adj.	As Adj.
Cash & Cash Equivalents			$310	(228)	$82
ABL Revolver ($1,500)	L + 150 bps	6/28/18	--	600	600
Term Loan B	L + 275 bps	8/13/21	844	--	844
New Incremental Term Loan B	L + 275 bps	10/17/23	--	550	550
Senior Secured 1st Lien Notes	5.250%	12/15/21	1,250	--	1,250
Total First Lien Debt			**$2,094**	**1,150**	**$3,244**
Senior Unsecured Notes (Apr. 2016 Notes)	5.750%	4/15/24	1,000	--	1,000
Senior Unsecured Notes (Feb. 2013 Notes)	7.500%	7/15/20	1,275	(1,275)	--
Total Debt			**$4,369**	**($125)**	**$4,244**
Market Value of Equity (as of Sep. 9, 2016)			$6,127	--	$6,127
Total Capitalization			**$10,496**	**($125)**	**$10,371**
Operating Statistics					
LTM Adj. EBITDA			$918	--	$918
Annual Cash Interest Payments[2]			257	(65)	192
Capital Expenditures			75	--	75
Credit Statistics					
Net Secured Debt / Adj. EBITDA			1.9x		3.4x
Secured Debt / Adj. EBITDA			2.3x		3.5x
Net Debt[3] / Adj. EBITDA			4.4x		4.5x
Total Debt / Adj. EBITDA			4.8x		4.6x
Adj. EBITDA / Annual Cash Interest Payments			3.6x		4.8x
(Adj. EBITDA - CapEx) / Annual Cash Interest Payments			3.3x		4.4x

1: Exclusive of $10M and $51M in Unamortized Discounts and Unamortized Deferred Financing Costs, respectively
2: Annual Cash Interest Payments, assumes current LIBOR Rates
3: Net Debt includes $10M and $51M in Unamortized Discounts and Unamortized Deferred Financing Costs, respectively

Pro Forma Coverage Metrics Improve Post Transaction

HDSUPPLY

5

HD Supply Proprietary and Confidential

HD Supply, Inc. Substantially all existing and future direct and indirect wholly-owned U.S. restricted subsidiaries of the Borrower (Same as Existing Term Loan B) First priority interest in substantially all assets and stock, other than the ABL Priority Collateral, and second priority interest in the ABL Priority Collateral (Same as Existing Term Loan B) Old Money Term Loan B New Incremental Term Loan B $844 million $550 million Aug. 2021 (Same as Existing Term Loan B) Oct. 2023 L + 275 bps (Same as Existing Term Loan B) L + 275 bps 0.00% (from 1.00%) 0.00% Par 99.5 None 101 Soft Call for 6 Months; Pre-payable at Par Thereafter 1.0% per Annum (Same as Existing Term Loan B) None (Same as Existing Term Loan B) Same as Existing Term Loan B Same as Existing Term Loan B, with ECF sweep set to begin for fiscal year 2017 Borrower: Guarantors: Security: Facility: Size: Maturity/Tenor: Spread: LIBOR Floor: OID: Call Protection: Amortization: Financial Covenants: Negative Covenants: Mandatory Prepayments: Reduce Interest and Extend Maturity with Similar Terms Term Loan B Summary Terms

Launch and Price Week of Sep. 12, Close and Fund Week of Oct. 17 Date Event September 12th Lender Call (11:00am ET) Issue Conditional Call Notice for Feb. 2013 Sr. Notes September 15th Commitments Due September 16th Price and Allocate Week of October 17th Close and Fund Fully Redeem Feb. 2013 Sr. Notes September 2016 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 October 2016 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 Key Date Bank Holiday Transaction Timeline

Agenda 1. Transaction Overview Bank of America Merrill Lynch 3. Financial Update Evan Levitt Senior Vice President and Chief Financial Officer 2. Business Update Joseph J. DeAngelo Chairman and Chief Executive Officer

Company Overview

HD SUPPLY

- **$7.3 Billion** of **LTM Q2'16 Net Sales; $918 Million** of **LTM Q2'16 Adjusted EBITDA**[1] **(12.5% of Net Sales)**
- **Leading Industrial Distributor** With **#1 Positions**[2] in **Large**, **Fragmented Markets**
- **Specialized Business Units Providing Diversity** in **Products**, **Customers**, and **Vendor** Relationships
  - **~800,000 SKUs**
  - **~500,000 Customers**
- **Scale**, **National Presence** and **Local Market Expertise Drive Competitive Advantage**
  - **~500 Locations**, **48 U.S. States** and **6 Canadian Provinces**[3]
  - Combination of **Distribution Center** and **Branch-Based** Operating Models
- **Talent** with **Deep**, **Relevant Experience Driving Speed** and **Precision**

National Footprint



United States

Net Sales by End Market[4]



Infrastructure and Other 17%
Non-Residential Construction 26%
$7.1B
Residential Construction 18%
Maintenance, Repair and Operations 36%

1: See appendix for a reconciliation of Adjusted EBITDA to Net Income
2: Management estimates based on market data and industry knowledge; market size for 2015
3: As of Fiscal 2015, revised for the sale of Interior Solutions
4: As of Fiscal 2015, excludes Canada

Leading Industrial Distributor Specializing in MRO, Infrastructure and Construction

HD SUPPLY

9

HD Supply **Proprietary** and **Confidential**

 Residential Construction Water Infrastructure “Living Space” MRO Primary End Market Non- Residential Construction ~3% FY’16 End Market Estimates1 1% to 2% Current View as of September ’16  Mid-Single Digit Low Single Digits to Low Single Digits 1: Management estimate; market estimate is management estimate of the growth of our end markets based on multiple quantitative and qualitative inputs Note: Contains forward looking information; please see Disclaimer on page 2 Mid-Single Digit DC-Based Branch-Based FY’16 End Market Current Outlook ~3% End Market Growth for FY’16

Q2’16 Execution Highlights Strategic and Disciplined Execution 1: Operating Leverage is defined as Adjusted EBITDA growth divided by total Net Sales growth 2: Free Cash Flow is defined as Operating Cash Flow – Capital Expenditures (including Cash Flow from Discontinued Operations) Note: “VPY” denotes Versus Prior Year +4% Sales Growth Versus Prior Year (“VPY”) +6% Operating Income Growth VPY -2% Income from Continuing Operations VPY; +45% Income from Continuing Operations Before Income Taxes VPY +6% Adjusted EBITDA Growth VPY 1.5x Operating Leverage1 +52% Adjusted Net Income per Diluted Share Growth VPY $413M LTM Free Cash Flow2 +74% Increase VPY +20 Basis Points Gross Margin Improvement VPY Talent and One Team Culture

Controllable Execution Extend Leadership Positions Sell More to Existing Customers Introduce New Products and Services Expand and Integrate Channels to Reach Our Customers Acquire New Customers Enter New Geographies Deliver Operating Leverage Execute Category Management Save as We Grow Generate Cash Accelerate Debt Reduction Disciplined People, Thought and Action

Agenda 1. Transaction Overview Bank of America Merrill Lynch 3. Financial Update Evan Levitt Senior Vice President and Chief Financial Officer 2. Business Update Joseph J. DeAngelo Chairman and Chief Executive Officer

$1,937M $2,016M +4% Gross Profit Gross Margin % Operating Income Adj. EBITDA % Op. Income % $648M $680M 33.5% 33.7% $257M $273M $223M $237M 13.3% 13.5% 11.8% +5% +20 bps +20 bps +6% ($ in millions, except per share data) $114M $171M +6% Net Sales 1: See appendix for a reconciliation of Adjusted EBITDA and Adjusted Net Income (Loss) to Net Income (Loss) and Net Income (Loss) per Diluted Share 2: Free Cash Flow is defined as Operating Cash Flow – Capital Expenditures (including Cash Flow from Discontinued Operations) 3: Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs 4: Operating Leverage is defined as Adjusted EBITDA growth divided by total Net Sales growth Note: “VPY” denotes Versus Prior Year Q2’15 Adj. EBITDA1 VPY Adj. Net Income1 11.5% +30 bps Q2’16 $0.56 $0.85 +52% Per Diluted Share +$79M 100 Basis Points in Excess of Market Growth Estimate3 +20 Basis Points Gross Margin Improvement VPY +6% Adjusted EBITDA Growth VPY 1.5x Operating Leverage4 +74% LTM Free Cash Flow VPY to $413M +50% Net Income $109M $98M -$11M $0.54 $0.49 -$0.05 Per Diluted Share $238M $413M Free Cash Flow (LTM)2 +74% Q2’16 Financial Results +4% Sales Growth, 1.5x Operating Leverage

Q2’16 $741M $733M $489M Adj. EBITDA $151M $70M $60M Operating Leverage1 nm 1.4x 4.4x Net Sales ($ in millions) Q2’15 $733M $702M $455M $156M $66M +4% VPY +1% -3% VPY VPY +6% +8% +33% $45M 1: Operating Leverage is defined as Adjusted EBITDA growth divided by total Net Sales growth Note: “VPY” denotes Versus Prior Year. “nm” denotes Not Meaningful Q2’16 Q2’15 Q2’16 Q2’15 Q2’16 Segment Performance Solid Performance Below Internal Expectations

FM Adj. EBITDA Q2'16 Reconciliation

HD SUPPLY FACILITIES MAINTENANCE

($ in millions)

Illustrative



Facilities Maintenance
Q2'16 Adj. EBITDA Reconciliation
$151M
$3M
$4M
$3M
$161M
Adjusted EBITDA
Incremental Facility Cost
Incremental Freight Cost
Incremental Labor Cost
"Reconciled" EBITDA

Operating Leverage[1]	*nm*	~3.0x

[1] *Operating Leverage is defined as Adjusted EBITDA growth divided by total Net Sales growth*
Note: "VPY" denotes Versus Prior Year. "nm" denotes Not Meaningful

Investment for Long-term Growth

HD SUPPLY 16

HD Supply **Proprietary** and **Confidential**

+2% -2% +5% +2% $2,035M $1,985M $263M $1,942M $268M $258M VPY Q3’15 Q3’16 Q3’15 Q3’16 Q3’16 Net Sales Adj. EBITDA Adj. Net Income Per Diluted Share1 VPY 1: Q3’16 Adjusted Net Income per Share range assumes a fully diluted weighted average share count of 202 million Note: Contains forward looking information; please see Disclaimer on page 2 $0.82 $0.77 VPY ($ in millions, except per share amounts) $0.65 . . . . Q3’15 +26% +19% Midpoint $2,010M +4% $263M --% $0.80 +23% Q3’16 Guidance 4% Sales Growth VPY at Midpoint

Q3’16 FY’16 +4% Net Sales Growth VPY at Midpoint of Range Flat Adjusted EBITDA VPY at Midpoint of Range +23% Adjusted Net Income per Diluted Share Increase VPY at Midpoint of Range 202M Diluted Share Count Illustrative 1: Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs 2: Long-term average growth target based on management estimates and projections. 3: Operating Leverage is defined as Adjusted EBITDA growth divided by total Net Sales growth; target based on management estimates and projections. Note: Contains forward looking information; please see Disclaimer on page 2 ~3% End Market Growth Estimate1 Flat to 300 Basis Points of Growth in Excess of Market Estimate2 3% to 6% Total Sales Growth VPY $7,400M to $7,500M Sales 1.0x to 1.5x Operating Leverage3 $910M to $940M Adj. EBITDA HD Supply Outlook Summary Focused on Controllable Execution

Appendix

Historical Financial Performance

HD SUPPLY

($ in millions)

Adj. EBITDA
('10A - '15A)



22% CAGR
$321M
$409
$552
$656
$769
$876M
$918M
'10A
'11A
'12A
'13A
'14A
'15A
Q2'16 LTM

	'10A	'11A	'12A	'13A	'14A	'15A	Q2'16 LTM
Net Sales	$4,397	$4,848	$5,629	$6,103	$6,682	$7,123	$7,323
VPY%[1]	*n/a*	*10.3%*	*14.0%*	*10.4%*	*9.5%*	*6.6%*	*6.0%*
Gross Margin $	$1,401	$1,555	$1,823	$2,017	$2,195	$2,389	$2,471
Gross Margin %	31.9%	32.1%	32.4%	33.0%	32.8%	33.5%	33.7%
Adj. EBITDA %	7.3%	8.4%	9.8%	10.7%	11.5%	12.3%	12.5%
Operating Leverage[1]	*n/a*	2.7x	2.3x	2.0x	1.8x	2.1x	1.9x
Free Cash Flow[2]	**$502**	**($280)**	**($796)**	**($498)**	**$176**	**$336**	**$413**
Cash Interest	$363	$356	$621	$527	$456	$397	$357

1: '12A contained a 53rd week of operations, which accounted for an incremental $103M in Sales; Growth rates presented on a 52-Week Basis
2: Free Cash Flow is defined as Operating Cash Flow – Capital Expenditures (including Cash Flow from Discontinued Operations)

- **22% Adj. EBITDA CAGR from '10 to '15**, Driven by **160 bps of Gross Margin Expansion** from **Category Management** and **Other Accretive Initiatives**
- **Invest in Growth**… Execute Five (5) Growth Plays
  - Sell More to Existing Customers
  - Introduce New Products and Services
  - Expand and Integrate Channels to Reach Our Customers
  - Acquire New Customers
  - Enter New Geographies
- Deliver **Operating Leverage**… Execute Category Management, Save as We Grow, Focus Resources on Highest Impact Growth Activities
- **Generate Cash**… Accelerate Debt Reduction

Strong Historical Adj. EBITDA Growth

HD SUPPLY

20

HD Supply **Proprietary** and **Confidential**

1: During the six months ended August 2, 2015, the Company recorded a reduction in unrecognized tax benefits as a result of IRS and state audit settlements 2: Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations 3: Represents the loss on extinguishment of debt including the premium paid to redeem the debt as well as the write-off of unamortized deferred financing costs and other assets or liabilities associated with such debt 4: Represents the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs 5: Represents the costs expensed in connection with secondary offerings of Holdings’ common stock by certain of Holdings’ stockholders Three Months Ended July 31, 2016 August 2, 2015 Net income (loss) $ 98 $ 109 Less income (loss) from discontinued operations, net of tax (4) 5 Income (loss) from continuing operations 102 104 Interest expense, net 69 106 Provision (benefit) for income taxes 1 12 Depreciation and amortization 2 25 29 Loss on extinguishment of debt — Restructuring charges 3 5 — Stock-based compensation 4 5 5 Other 1 — Adjusted EBITDA $ 273 $ 257 66 — Six Months Ended July 31, 2016 August 2, 2015 $ 84 $ 351 (4) 13 88 338 154 212 (172) 50 57 115 12 — 11 10 — — $ 488 $ 446 58 — Costs related to public offerings — 1 — 1 5 Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA ($ in millions)

Reconciliation of Non-GAAP Measures: Net Income to Adj. EBITDA

HDSUPPLY

($ in millions)

	Fiscal Year Ended						
	January 30, 2011	January 29, 2012	February 3, 2013	February 2, 2014	February 1, 2015	January 31, 2016	LTM Q2'16
Net income (loss)	**($619)**	**($543)**	**($1,179)**	**($218)**	**$3**	**$1,472**	**$1,205**
Less: Income (loss) from discontinued operations, net of tax	–	31	(46)	25	41	146	129
Income (loss) from continuing operations	(619)	(574)	(1,133)	(243)	(38)	1,326	1,076
Interest expense	623	639	658	528	462	394	336
Provision (benefit) for income taxes	19	57	20	38	36	(1,084)	(854)
Depreciation and amortization[1]	271	263	277	202	182	113	106
Loss on extinguishment and modification of debt[2]	5	–	709	87	108	100	215
Restructuring charge	6	–	–	6	6	9	21
Stock-based compensation[3]	17	20	16	16	17	16	17
Management fee & related expenses paid to Equity Sponsors[4]	5	5	5	2	–	–	–
Costs related to public offerings[5]	–	–	–	20	2	1	–
Other	(6)	(1)	–	–	(6)	1	1
Adjusted EBITDA	**$321**	**$409**	**$552**	**$656**	**$769**	**$876**	**$918**

1: Depreciation and amortization includes amounts recorded within Cost of sales.
2: Represents the loss on extinguishment and modification of debt including the premium/(discount) paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets associated with such debt.
3: Represents the non-cash costs for stock-based compensation
Represents the costs incurred for employee reductions and branch closures or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location.
4: HD Supply entered into consulting agreements with certain of its Pre-IPO Equity Sponsors whereby HD Supply paid such Equity Sponsors a $5 million annual aggregate management fee and related expenses. These consulting agreements were terminated in conjunction with HD Supply's IPO in the second quarter of fiscal 2013.
5: Represents the costs expensed in connection with the company's IPO and subsequent secondary offerings, including approximately $18 million paid to the Equity Sponsors for termination of the consulting agreements.

HDSUPPLY 22

HD Supply **Proprietary** and **Confidential**

Reconciliation of Non-GAAP Measures: Net Income to Adjusted Net Income and Adjusted Net Income Per Share

HD SUPPLY

($ in millions, except share and per share amounts)

	Three Months Ended		Six Months Ended	
	July 31, 2016	August 2, 2015	July 31, 2016	August 2, 2015
Net income	**$ 98**	$ 109	**$ 84**	$ 351
Less income (loss) from discontinued operations, net of tax	**(4)**	5	**(4)**	13
Income (loss) from continuing operations	**102**	104	**88**	338
Provision (benefit) for income taxes [1]	**66**	12	**58**	(172)
Cash paid for income taxes	**(5)**	(6)	**(6)**	(9)
Amortization of acquisition related intangible assets (other than software)	**3**	3	**7**	7
Loss on extinguishment of debt [2]	**—**	—	**115**	—
Restructuring charges [3]	**5**	—	**12**	—
Costs related to public offerings [4]	**—**	1	**—**	1
Adjusted net income	**$ 171**	$ 114	**$ 274**	$ 165
Weighted average common shares outstanding (in thousands)				
Basic	**199,250**	196,893	**199,029**	196,120
Diluted	**201,978**	201,809	**201,978**	201,221
Adjusted Net Income Per Share - Basic	**$0.86**	$0.58	**$1.38**	$0.84
Adjusted Net Income Per Share - Diluted	**$0.85**	$0.56	**$1.36**	$0.82

[1] During the six months ended August 2, 2015, the Company recorded a reduction in unrecognized tax benefits as a result of IRS and state audit settlements.
[2] Represents the loss on extinguishment of debt including the premium paid to redeem the debt as well as the write-off of unamortized deferred financing costs and other assets or liabilities associated with such debt.
[3] Represents the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs.
[4] Represents the costs expensed in connection with secondary offerings of Holdings' common stock by certain of Holdings' stockholders.

HD SUPPLY
23
HD Supply **Proprietary** and **Confidential**